175SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2010

Vendum Batteries Inc.
(Exact name of registrant as specified in its charter)

NV	333-149197	39-2068976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Thames Valley Park Drive , Reading, Berkshire	RG6 1PT
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +44 118 380 0895

Wishart Enterprises Limited (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry Into a Material Definitive Agreement

On May 18, 2010, we issued a convertible promissory note, in the principal amount of $25,000, to Murrayfield Limited (the “Note”). Murrayfield Limited is a shareholder of our company. The Note accrues interest at 12% per annum. Interest is first due September 3, 2011 and payable monthly thereafter.  The Note, together with all accrued and unpaid interest, is due and payable by May 18, 2011. The Note is convertible into shares of our common stock at fair market value, determined by the lesser of our share price of our last private offering or the 30 day average of our trading stock.

The Note is filed as Exhibit 10.1 to this Current Report on Form 8-K, and reference is hereby made to such document for a more complete description of the terms thereof.

ITEM 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is incorporated herein by reference.

ITEM 3.03     Material Modification of Rights of Security Holders

On May 18, 2010, the board and shareholder action for a 2.797928067116027 to one forward stock split of our currently issued and outstanding common stock was effective.

Prior to approval of the forward split the registrant had a total of 35,740,733 issued and outstanding shares of $0.001 par value common stock.  On the effective date of the forward split, the registrant will have a total of 100,000,000 issued and outstanding shares of $0.001 par value common stock.

A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2010 our board of directors and majority shareholders approved an amendment to our articles of incorporation to change our name to “Vendum Batteries Inc.”  The amendment will be effective immediately.

A copy of the filed Amendment is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

In connection with the name change and forward split, we have the following new CUSIP number: 922637 103. We have submitted the required information to FINRA and expect a new trading symbol in the coming weeks.

ITEM 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change dated as of May 18, 2010
3.2	Amendment to Articles of Incorporation dated as of May 18, 2010
10.1	12% Convertible Promissory Note dated as of May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vendum Batteries Inc.

/s/ Fraser Cottington
Fraser Cottington
Chief Executive Officer

Date: May 20, 2010